MBIA INSURANCE CORPORATION,
                                   as Insurer



                         NEW SOUTH FEDERAL SAVINGS BANK,
                                   as Servicer



                         NEW SOUTH FEDERAL SAVINGS BANK,
                                  as Transferor



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV,
                                  as Depositor



                                       and


                              THE BANK OF NEW YORK,
                                   as Trustee



                               INSURANCE AGREEMENT



                       New South Home Equity Trust 1999-2
              Home Equity Asset Backed Certificates, Series 1999-2
                       $87,000,000 Class A-1 Certificates
                    $22,000,000 7.130% Class A-2 Certificates
                    $47,000,000 7.310% Class A-3 Certificates
                    $29,000,000 7.590% Class A-4 Certificates
                    $20,155,000 7.780% Class A-5 Certificates
                    $23,500,000 7.530% Class A-6 Certificates


                          Dated as of December 1, 1999

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----


                                    Article I

DEFINITIONS................................................................


                                   Article II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.  Representation and Warranties of the Servicer and the
               Transferor..................................................
Section 2.02.  Affirmative Covenants of the Servicer and the
               Transferor..................................................
Section 2.03.  Negative Covenants of the Servicer and the Transferor.......
Section 2.04.  Representations and Warranties of the Depositor.............
Section 2.05.  Affirmative Covenants of the Depositor......................
Section 2.06.  Negative Covenants of the Depositor.........................
Section 2.07.  Representations, Warranties and Covenants of Trustee........


                                   Article III

                            THE POLICY; REIMBURSEMENT

Section 3.01.  Issuance of the Policy......................................
Section 3.02.  Payment of Fees and Premium.................................
Section 3.03.  Reimbursement and Additional Payment Obligation.............
Section 3.04.  Indemnification; Limitation of Liability....................
Section 3.05.  Payment Procedure...........................................


                                   Article IV

                               FURTHER AGREEMENTS

Section 4.01.  Effective Date; Term of the Insurance Agreement.............
Section 4.02.  Further Assurances and Corrective Instruments...............
Section 4.03.  Obligations Absolute........................................
Section 4.04.  Assignments; Reinsurance; Third-party Rights................
Section 4.05.  Liability of the Insurer....................................
Section 4.06.  Parties Will Not Institute Insolvency Proceedings...........
Section 4.07.  Trustee, Depositor, Transferor and Servicer To Join
               in Enforcement Action.......................................
Section 4.08.  Subrogation.................................................


                                    Article V

                               DEFAULTS; REMEDIES

Section 5.01.  Defaults....................................................
Section 5.02.  Remedies; No Remedy Exclusive...............................
Section 5.03.  Waivers.....................................................


                                   Article VI

                                  MISCELLANEOUS

Section 6.01.  Amendments, Etc.............................................
Section 6.02.  Notices.....................................................
Section 6.03.  Severability................................................
Section 6.04.  Governing Law...............................................
Section 6.05.  Consent to Jurisdiction.....................................
Section 6.06.  Consent of the Insurer......................................
Section 6.07.  Counterparts................................................
Section 6.08.  Headings....................................................
Section 6.09.  Trial by Jury Waived........................................
Section 6.10.  Limited Liability...........................................
Section 6.11.  Entire Agreement............................................

                             INSURANCE AGREEMENT


     INSURANCE AGREEMENT (this "Insurance Agreement"), dated as of December 1, 1999 by and among NEW SOUTH FEDERAL SAVINGS BANK, as Transferor (together with its permitted successors and assigns, the "Transferor"), NEW SOUTH FEDERAL SAVINGS BANK, in its capacity as Servicer under the PSA described below (together with its permitted successors and assigns, the "Servicer"), PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, as the Depositor (the "Depositor"), MBIA INSURANCE CORPORATION (the "Insurer"), and THE BANK OF NEW YORK, as Trustee (the "Trustee").

     WHEREAS, the Pooling and Servicing Agreement dated as of November 1, 1999 by and among the Transferor, the Servicer, the Depositor and the Trustee (the "PSA") relating to the $235,000,000 New South Home Equity Trust 1999-2 Home Equity Asset Backed Certificates, consisting of Series 1999-2 $87,000,000 Class A-1 Certificates, $22,000,000 7.130% Class A-2 Certificates, $47,000,000 7.310%
Class A-3 Certificates, $29,000,000 7.590% Class A-4 Certificates, $20,155,000 7.780% Class A-5 Certificates and $23,500,000 7.530% Class A-6 Certificates (the "Securities") provides for, among other things, the issuance of mortgage asset-backed certificates representing fractional ownership interests in the trust estate established thereby, and the Insurer has issued its certificate guaranty insurance policy (the "Policy") that guarantees certain payments due from the Trust (as defined herein) on the Securities; and

     WHEREAS, the Insurer shall be paid an insurance premium pursuant to the PSA, and the details of such premium are set forth herein; and

     WHEREAS,   the  Servicer  and  the  Transferor  have   undertaken   certain
obligations in consideration for the Insurer's issuance of the Policy;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in the PSA. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Insurance Agreement" shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

     "Business Day" means any day other than (i) a Saturday or a Sunday (ii) a day on which the Insurer is closed or a day on which banking institutions in New York City or Birmingham, Alabama or in the city in which the corporate trust office of the Trustee under the PSA is located are authorized or obligated by law or executive order to close.

     "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Commitment" means the letter of commitment from the Insurer to the Transferor dated December 1, 1999.

     "Cumulative Loss Percentage" means, as of any Determination Date, the fraction, expressed as a percentage, the numerator of which is the Cumulative Net Losses and the denominator of which is the sum of (i) the Principal Balances of the Loans as of the Cut-Off Date and (ii) the funds on deposit in the Pre-Funding Account as of the Closing Date.

     "Cumulative Net Losses" means, beginning on and after the Cut-Off Date, the amount by which the aggregate Principal Balances of, and accrued interest on, all related Liquidation Loans exceeds the Net Liquidation Proceeds for such Loans allocated to principal and interest.

     "Date of Issuance" means the date on which the Policy is issued as specified therein.

     "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

     "Delinquency Rate" means, for any Due Period, the fraction, expressed as a percentage, (i) the numerator of which is equal to the sum of the Principal Balances of all Loans which are (a) 90 or more days contractually delinquent,
(ii) in bankruptcy and for which the Borrower is 90 or more days contractually delinquent under the Mortgage Note, (iii) in foreclosure and (iv) REO Properties and (ii) the denominator of which is equal to the aggregate Principal Balances of the Loans as of the end of the related Due Period.

     "Depositor Information" means the information in the Registration Statement and the Offering Document set forth under the following captions "SUMMARY--Tax Status," "--ERISA Considerations," "--Legal Investment," "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," "ERISA CONSIDERATIONS" and "LEGAL INVESTMENT."

     "Event of Default" means any event of default specified in Section 5.01 hereof.

     "Financial Statements" means, with respect to the Transferor and the Servicer, the balance sheets and the statements of income, retained earnings and cash flows and the notes thereto which have been provided to the Insurer.

     "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

     "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

     "Issuer" means New South Home Equity Loan Trust 1999-2.

     "Late Payment Rate" means, for any date of determination, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days, calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

     "Liabilities" shall have the meaning ascribed to such term in Section 3.04(a) hereof.

     "Losses" means (a) any actual out-of-pocket loss paid by the Insurer or its respective parents, subsidiaries and affiliates or any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Securities Act) of any of the foregoing, and (b) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

     "Material Adverse Change" means, in respect of any Person, a material adverse change in (a) the business, financial condition, results of operations or properties of such Person or (b) the ability of such Person to perform its obligations under any of the Transaction Documents.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Obligor" means the original obligor under each Loan, including any guarantor of such obligor and their respective successors.

     "Offering Document" means the Prospectus dated August 20, 1999 and the Prospectus Supplement thereto dated November 24, 1999 of the Depositor in respect of the Securities (and any amendment or supplement thereto) and any other offering document in respect of the Securities prepared by the Servicer or the Transferor that makes reference to the Policy.

     "Opinion Facts and Assumptions" means the facts and assumptions contained in the bankruptcy opinion dated December 2, 1999 by Cadwalader, Wickersham & Taft under the heading "Facts and Assumptions" insofar as they relate to the Transferor, the Issuer and the Depositor.

     "Owners" means registered holders of Securities.

     "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

     "Premium" means the premium payable in accordance with Section 3.02 hereof.

     "Premium  Percentage"  shall  have the  meaning  ascribed  to such  term in
Section 3.02 hereof.

     "Purchase Agreement" means the Loan Sale Agreement dated as of November 1, 1999 between the Depositor and the Transferor, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Ratliff Family" means W.T. Ratliff, Jr., his family and extended family members who are common stockholders of the Transfeor and the Servicer.

     "Registration Statement" means the registration statement on Form S-3, including a form of prospectus, relating to the Securities, as amended or supplemented to the date hereof.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Servicer Termination Delinquency Rate Trigger" means, commencing on the third Determination Date, the average of the Delinquency Rates calculated for each of the three Due Periods immediately prior to such Determination Date exceeds 10% of the outstanding Principal Balance of the Loans plus the amount on deposit in the Pre-Funding Account, if any.

     "Servicer Termination Financial Trigger" means either (i) the Servicer or the Transferor shall fail to remain "adequately capitalized," as determined by the capital standards regulations established from time to time by the Federal Deposit Insurance Corporation or any other regulatory body having authority over the Servicer and the Transferor, it being agreed that the Servicer or Transferor shall be deemed to have failed to remain in good standing with any such regulatory body only if such regulatory body has issued or entered with respect to or against the Servicer or the Transferor, as the case may be, a formal written memorandum, sanction or cease and desist order (including, but not limited to any capital directive, directive to take prompt corrective action or other mandatory or discretionary supervisory action under 12 CFR 565.7) requiring the Servicer or the Transferor, as the case may be, to take or refrain from taking any action, and the Transferor or the Servicer, as the case may be, has failed, within 60 days after receipt of such order or directive, to either comply with such order or directive or to obtain the dismissal or withdrawal thereof or (ii) the Ratliff Family shall cease to own at least 51% of the common stock of the Transferor and Servicer.

     "Servicer Termination Loss Trigger" means either (i) the Cumulative Loss Percentage for the applicable Period exceeds the specified percentage set forth below:

                  Period                    Cumulative Loss Percentage
                  ------                    --------------------------

          Months 1-12                                 0.75%
          Months 13-24                                1.25%
          Months 25-36                                1.75%
          Months 37-48                                2.50%
          Month 49 and thereafter                     3.50%

                                       or

     (ii) the aggregate Cumulative Net Losses over any 12 Due Periods exceeds 1% of the Principal Balance of the Initial Loans as of the Cutoff Date plus the amounts on deposit in the Pre-Funding Account as of the Closing Date.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Term of the  Insurance  Agreement"  shall be  determined  as  provided  in
Section 4.01 hereof.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

     "Transaction Documents" means this Insurance Agreement, the Indemnification Agreement, the Commitment, the PSA, the Offering Document, the Securities, the Purchase Agreement, and the Underwriting Agreement.

     "Trust" means the trust created pursuant to the PSA.

     "Trustee" means The Bank of New York, a New York banking corporation, as trustee under the PSA, and any successor to the Trustee under the PSA.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Underwriters" means PaineWebber Incorporated and First Union Securities, Inc.

     "Underwriting Agreement" means the Underwriting Agreement between the Underwriters and the Depositor with respect to the offer and sale of the Securities, as the same may be amended from time to time.

     "Underwriter Information" means the statements in the Prospectus Supplement set forth in the penultimate paragraph of the cover of the Prospectus Supplement and the statements under the caption "UNDERWRITING" (other than the last paragraph).

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01. REPRESENTATION AND WARRANTIES OF THE SERVICER AND THE TRANSFEROR. The Servicer and the Transferor represent, warrant and covenant as of the Date of Issuance, each as to those matters relating to itself, as follows:

          (a) Due Organization and Qualification. The Servicer and the Transferor are each a federal chartered savings bank duly organized, validly existing and in good standing under the laws of the United States of America. Each of the Servicer and the Transferor is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

          (b) Power and Authority. Each of the Servicer and the Transferor has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

          (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Servicer and the Transferor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Servicer's or the Transferor's stockholders, which have not previously been obtained or given by the Servicer or the Transferor.

          (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Servicer or the Transferor, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the organizational documents of the Servicer or the Transferor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Servicer or the Transferor or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Servicer or the Transferor;

               (ii) constitutes a default by the Servicer or the Transferor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Servicer or the Transferor is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Servicer or the Transferor, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Servicer or the Transferor, except as contemplated by the Transaction Documents.

          (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Servicer, the Transferor or any of its or their subsidiaries, or any properties or rights of the Servicer, the Transferor, or any of its or their subsidiaries, pending or, to the Servicer's or the Transferor's knowledge after reasonable inquiry, threatened, which in any case could reasonably be expected to result in a Material Adverse Change with respect to the Servicer or the Transferor.

          (f) Valid and Binding Obligations. The Securities, when executed, authenticated and issued in accordance with the PSA, and the Transaction Documents (other than the Securities), when executed and delivered by the Servicer and the Transferor, will constitute the legal, valid and binding obligations of the Servicer, the Transferor, and the Trust, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. Neither of the Servicer or the Transferor will at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Servicer, the Transferor or the Trust, as applicable.

          (g) Financial Statements. The Financial Statements of the Transferor and the Servicer, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Transferor and the Servicer as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of the Servicer or the Transferor. Except as disclosed in the Financial Statements, the Servicer and the Transferor are not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Servicer or the Transferor.

          (h) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Servicer or the Transferor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Servicer or the Transferor. The Servicer and the Transferor are not in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Servicer or the Transferor is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Servicer or the Transferor, as the case may be, to perform its respective obligations under the Transaction Documents.

          (i) Taxes. The Servicer and the Transferor and the Servicer's and the Transferor's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Servicer or the Transferor.

          (j) Accuracy of Information. Neither the Transaction Documents nor other information relating to the Loans, the operations of the Servicer or the Transferor (including servicing or origination of loans) or the financial condition of the Servicer or the Transferor (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Servicer or the Transferor contains any statement of a material fact by the Servicer or the Transferor which was untrue or misleading in any material adverse respect when made. Neither the Servicer nor the Transferor has any knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Servicer or the Transferor. Since the furnishing of the Documents, there has been no change or any development or event involving a prospective change known to the Servicer or the Transferor that would render any of the Documents untrue or misleading in any material respect.

          (k) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the information in the Offering Document set forth under the heading "The Certificate
     Insurance  Policy"  and  "The  Certificate  Insurer"  or  the  consolidated financial  statements  of the  Insurer  incorporated  by  reference  in the
     Offering Document, the Depositor Information and the Underwriter Information. Neither the offer nor the sale of the Securities has been or will be in violation of the Securities Act or any other federal or state securities laws. The Trust is not required to be registered as an "investment company" under the Investment Company Act.

          (l) Transaction Documents. Each of the representations and warranties of the Servicer and the Transferor contained in the Transaction Documents is true and correct in all material respects, and the Servicer and the Transferor hereby make each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

          (m) Solvency; Fraudulent Conveyance. The Servicer and the Transferor are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, neither the Servicer nor the Transferor will be left with an unreasonably small amount of capital with which to engage in its business, nor does the Servicer or the Transferor intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. Neither of the Servicer nor the Transferor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Servicer or the Transferor or any of their assets. The amount of consideration being received by the Depositor upon the sale of the Securities to the Underwriters constitutes reasonably equivalent value and fair consideration for the interest in the Loans evidenced by the Securities. The Transferor is not transferring the Loans to the Depositor, the Depositor is not transferring the Loans to the Trust and the Depositor is not selling the Securities to any Underwriters as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Transferor's creditors.

          (n) Principal Place of Business. The principal place of business of the Servicer is located in Birmingham, Alabama and the principal place of business of the Transferor is located in Birmingham, Alabama.

          (o) Opinion Facts and Assumptions. The Opinion Facts and Assumptions insofar as they relate to the Transferor are true and correct as of the Date of Issuance.

     Section 2.02. AFFIRMATIVE COVENANTS OF THE SERVICER AND THE TRANSFEROR. The Servicer and the Transferor hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) Compliance With Agreements and Applicable Laws. The Servicer and the Transferor shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. Neither the Servicer nor the Transferor shall agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent.

          (b) Corporate Existence. The Servicer, its successors and assigns, and the Transferor, its successors and assigns, shall maintain their corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of incorporation and duly qualified and duly authorized (as described in section 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

          (c) Financial Statements; Accountants' Reports; Other Information. The Servicer and the Transferor shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Servicer and the Transferor shall furnish or cause to be furnished to the Insurer:

               (i) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of the Servicer and the Transferor, the audited consolidated balance sheets of the Servicer and the Transferor and their subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by the audit opinion of the Servicer's and the Transferor's independent accountants (which shall be nationally recognized independent public accounting firms) and by the certificate specified in Section 2.02(e) hereof.

               (ii) Quarterly Financial Statements. As soon as available, and in any event within 90 days after each of the first three fiscal quarters of each fiscal year of the Servicer and the Transferor, the unaudited consolidated balance sheets of the Servicer and the Transferor and their subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by the certificate specified in Section 2.02(e) hereof.

               (iii) Initial and Continuing Reports. On or before the Closing Date, the Servicer will provide the Insurer a copy of the magnetic tape to be delivered to the Trustee on the Closing Date, setting forth, as to each Mortgage Loan, the information required under the definition of "Loan Schedule" at Section 1.1 of the PSA. Thereafter, the Servicer shall deliver to the Insurer not later than 12:00 noon, New York City time, on the Business Day following each Determination Date the report required by Section 6.5 of the PSA.

               (iv) Reserved.

               (v) Certain Information. Upon the reasonable request of the Insurer, the Servicer and the Transferor shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Servicer or the Transferor files with, or delivers to, the Commission or any national securities exchange.

               (vi) Other Information. Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Servicer or the Transferor pursuant to the terms of the PSA and, promptly upon request, such other data as the Insurer may reasonably request.

          All financial statements specified in clause (i) of this Section 2.02(c) shall be furnished in consolidated form for the Servicer and all its subsidiaries in the event the Servicer shall consolidate its financial statements with its subsidiaries, and for the Transferor and its subsidiaries in the event the Transferor shall consolidate its financial statements with its subsidiaries unless the Transferor's financial statements are consolidated with those of the Servicer.

          The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Servicer or the Transferor pursuant to this
     Section 2.02(c) to the extent provided in Section 2.02(f) hereof.

          (d) Compliance Certificate. The Servicer and the Transferor shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to Section 2.02(c)(i) hereof, one or more certificates signed by an officer of the Servicer and an officer of the Transferor authorized to execute such certificates on behalf of the Servicer and the Transferor stating that:

               (i) a review of the Servicer's performance under the Transaction Documents during such period has been made under such officer's supervision;

               (ii) to the best of such individual's knowledge following reasonable inquiry, no Default or Event of Default has occurred or, if a Default or Event of Default has occurred, specifying the nature thereof and, if the Servicer has a right to cure pursuant to Section
          7.1 of the PSA, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Servicer to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

               (iii) the attached financial statements submitted in accordance with Section 2.02(c)(i) or (ii) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Servicer and the Transferor as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

               (iv) the Servicer has in full force and effect a blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of Section 5.8 of the PSA.

          (e) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Servicer and the Transferor shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

               (i) to inspect the books and records of the Servicer and of the Transferor as they may relate to the Securities, the obligations of the Servicer or of the Transferor under the Transaction Documents, and the Transaction;

               (ii) to discuss the affairs, finances and accounts of the Servicer or of the Transferor with the chief operating officer and the chief financial officer of the Servicer or of the Transferor, as the case may be; and

               (iii) with the Servicer's or the Transferor's consent, as applicable, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Servicer or the Transferor with the Servicer's or the Transferor's independent accountants, provided that an officer of the Servicer or the Transferor shall have the right to be present during such discussions.

          Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Servicer or the Transferor. The books and records of the Servicer shall be maintained at the address of the Servicer designated herein for receipt of notices, unless the Servicer shall otherwise advise the parties hereto in writing, and the books and records of the Transferor shall be maintained at the address of the Transferor designated herein for receipt of notices, unless the Transferor shall otherwise advise the parties hereto in writing.

          The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

          (f) Notice of Material Events. The Servicer and the Transferor shall be obligated (which obligation shall be satisfied as to each if performed by the Servicer or the Transferor) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

               (i) the  submission  of any claim or the  initiation or threat of any legal process, litigation or administrative or judicial investigation or rule making or disciplinary proceeding by or against the Servicer or the Transferor that (A) could be required to be disclosed to the Commission or to the Servicer's or the Transferor's shareholders or (B) could result in a Material Adverse Change with respect to the Servicer or the Transferor, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Servicer or the Transferor;

               (ii) the  submission of any claim or the  initiation or threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Owners or the Insurer;

               (iii) any change in the location of the Servicer's or the Transferor's principal office or any change in the location of the Servicer's or the Transferor's books and records;

               (iv) the occurrence of any Default or Event of Default or of any Material Adverse Change;

               (v)  the  commencement  of  any  proceedings  by or  against  the
          Servicer or the Transferor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Servicer or the Transferor or any of its or their assets; or

               (vi) the receipt of notice that (A) the Servicer or the Transferor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Servicer's or the Transferor's business is to be or may be suspended or revoked, or (C) the Servicer or the Transferor is to cease and desist any practice, procedure or policy employed by the Servicer or the Transferor in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Servicer or the Transferor.

          (g) Financing Statements and Further Assurances. The Servicer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee in the Trust. The Servicer and the Transferor shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 10 days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, each of the Servicer and the Transferor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

          (h)  Maintenance  of  Licenses.   The  Servicer  and  the  Transferor,
     respectively, or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

          (i) Redemption of Securities. The Servicer and the Transferor shall instruct the Trustee, upon redemption or payment of all of the Securities pursuant to the PSA or otherwise, to furnish to the Insurer a notice of such redemption and, upon a redemption or payment of all of the Securities, to surrender the Policy to the Insurer for cancellation.

          (j) Disclosure Document. Each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

          (k) Servicing of Mortgage Loans. The Servicer shall perform such actions with respect to the Mortgage Loans as are required by or provided in the PSA. The Servicer will provide the Insurer with written notice of any change or amendment to any Transaction Document as currently in effect.

          (l) Maintenance of Trust. On or before each November 1 beginning in 2000, so long as any of the Securities are outstanding, the Servicer shall furnish to the Insurer and the Trustee an officers' certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Trustee created by the PSA with respect to the Trust and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officers' certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the Trust until the date such next officers' certificate is due. The Servicer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust.

          (m) Closing Documents. The Servicer and the Transferor shall provide or cause to be provided to the Insurer a bound volume or volumes of the Transaction Documents and an executed original copy of each document executed in connection with the Transaction within 60 days after the date of closing. Upon the request of the Insurer, the Servicer and the Transferor shall provide or cause to be provided to the Insurer a copy of each of the Transaction Documents on computer diskette, in a format acceptable to the Insurer.

          (n) Preference Payments. With respect to any Preference Amount (as defined in the Policy), the Servicer shall provide to the Insurer upon the request of the Insurer:

               (i) a certified copy of the final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 6.4(f) of the PSA to any Owner pursuant to the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code");

               (ii) an opinion of counsel satisfactory to the Insurer, and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal;

               (iii) an assignment in such form as reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Servicer, the Trustee and any Owner relating to or arising under the Loan against the debtor which made such preference payment or otherwise with respect to such preference amount; and

               (iv) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Trustee and any Owner in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

          (q) Year 2000 Program. The Servicer has taken all steps necessary and appropriate to prevent any problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to the Insurer such information and reports as the Insurer may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

     Section 2.03. NEGATIVE COVENANTS OF THE SERVICER AND THE TRANSFEROR. The Servicer and the Transferor hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) Impairment of Rights. Neither the Servicer nor the Transferor shall take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (ii) of the definition of Material Adverse Change with respect to the Servicer or the Transferor, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Servicer or the Transferor shall give the Insurer written notice of any such action or failure to act on the earlier of (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Servicer and the Transferor shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this Section (a).

          (b) Adverse Selection Procedure. The Servicer and the Transferor shall not use any adverse selection procedure in selecting Mortgage Loans to be transferred to the Trustee from the outstanding mortgage loans that qualify under the PSA for inclusion in the Trust.

          (c) Waiver, Amendments, Etc. Neither the Servicer nor the Transferor shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

          (d) Mortgage Loan Agreements; Charge-off Policies. Except as otherwise permitted in the PSA, the Servicer and the Transferor shall not alter or amend any Loan, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

     Section 2.04.  REPRESENTATIONS   AND  WARRANTIES  OF  THE  DEPOSITOR.   The
Depositor represents, warrants and covenants as of the Date of Issuance, as follows:

          (a) Due Organization and Qualification. The Depositor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Depositor is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

          (b) Power and Authority. The Depositor has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

          (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Depositor's stockholders, which have not previously been obtained or given by the Depositor.

          (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Depositor, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents to which it is a party:

               (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Depositor;

               (ii) constitutes a default by the Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor is a party or by which any of its respective properties, which are individually or in the aggregate material to the Depositor, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Depositor, except as contemplated by the Transaction Documents to which it is a party.

          (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Depositor or any of its subsidiaries, or any properties or rights of the Depositor or any of its subsidiaries, pending or, to the Depositor's knowledge after reasonable inquiry, threatened, which in any case could reasonably be expected to result in a Material Adverse Change with respect to the Depositor.

          (f) Valid and Binding Obligations. The Transaction Documents (other than the Securities) to which the Depositor is a party, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable against the Depositor, respectively, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Depositor will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Depositor.

          (g) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Neither the offer or the sale of the Securities has been or will be in violation of the Securities Act or any other federal or state securities laws. The Issuer is not required to be registered as an "investment company" under the Investment Company Act.

          (h) Transaction Documents. Each of the representations and warranties of the Depositor contained in the Transaction Documents to which it is a party is true and correct in all material respects, and the Depositor hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

          (i) Principal Place of Business. The principal place of business of the Depositor is located in New York, New York.

          (j) Opinion Facts and Assumptions. The Opinion Facts and Assumptions insofar as they relate to the Depositor are true and correct as of the Date of Issuance.

          (k) No Material Event of Default. There is no material event of default on the part of the Depositor under any agreement involving financial obligations which would materially adversely impact the financial conditions or the operations of the Issuer or the obligations of the Depositor under any document associated with this Transaction.

          (l) Compliance with Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Depositor. The Depositor is not in breach of or in default under any applicable law or administrative regulation of its jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Depositor is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party.

     Section 2.05. AFFIRMATIVE COVENANTS OF THE DEPOSITOR. The Depositor hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) Compliance With Agreements and Applicable Laws. The Depositor shall not be in default under the Transaction Documents to which it is a party and shall comply with all material requirements of any law, rule or regulation applicable to it to the extent necessary to fulfill its obligations under the Transaction Documents to which it is a party.

          (b) Corporate Existence. The Depositor and its successors and assigns, shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation and duly qualified and duly authorized (as described in section 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

          (c) Information. The Depositor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to the Transaction. The Depositor shall furnish or cause to be furnished to the
     Insurer:

               (i) Certain Information. Upon the reasonable request of the Insurer or the Trustee, the Depositor shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Depositor files with, or delivers to, the Commission or any national securities exchange.

               (ii) Other Information. Promptly upon request, such other data as the Insurer may reasonably request.

          The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all information delivered by the Depositor pursuant to this Section 2.05(c) to the extent provided in Section 2.05(d) hereof.

          (d) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Depositor shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

               (i) to inspect the books and records of the Depositor as they may relate to the Securities, the obligations of the Depositor under the Transaction Documents to which it is a party, and the Transaction;

               (ii) to discuss the affairs, finances and accounts of the Depositor with the chief operating officer and the chief financial officer of the Depositor; and

               (iii) with the Depositor's consent, as applicable, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Depositor's independent accountants, provided that an officer of the Depositor shall have the right to be present during such discussions.

          Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Depositor. The books and records of the Depositor shall be maintained at the address of the Depositor designated herein for receipt of notices, unless the Depositor shall otherwise advise the parties hereto in writing.

          The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless either the financial statements or such matter is readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

          (e) Notice of Material Events. The Depositor shall be obligated (which obligation shall be satisfied as to the Depositor if performed by the Servicer, the Transferor or the Depositor) promptly to inform the Insurer and the Trustee in writing of the occurrence of any of the following to the extent any of the following relate to it:

               (i) the  submission  of any claim or the  initiation or threat of any legal process, litigation or administrative or judicial investigation or rule making or disciplinary proceeding by or against the Depositor that (A) could be required to be disclosed to the Commission or to the Depositor's shareholders or (B) could result in a Material Adverse Change with respect to the Depositor, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Depositor;

               (ii) the  submission of any claim or the  initiation or threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Depositor, the Owners or the Insurer;

               (iii) any change in the location of the Depositor's principal office or any change in the location of the Depositor's books and records;

               (iv) the occurrence of any Default or Event of Default or of any Material Adverse Change;

               (v) the commencement of any proceedings by or against the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Depositor or any of its assets; or

               (vi) the receipt of notice that (A) the Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Depositor's business is to be or may be suspended or revoked, or (C) the Depositor is to cease and desist any practice, procedure or policy employed by the Depositor in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Depositor.

          (f) Further Assurances. The Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

          (g) Disclosure Document. Each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

          (h) Closing Documents. The Depositor shall provide or cause to be provided to the Insurer a bound volume or volumes of the Transaction Documents and an executed original copy of each document executed in connection with the transaction within 90 days after the date of closing.

     Section 2.06. NEGATIVE COVENANTS OF THE DEPOSITOR. The Depositor hereby agrees that during the Term of the Insurance Agreement, the Depositor shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (b) of the definition of Material Adverse Change with respect to the Depositor, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Depositor shall give the Insurer written notice of any such action or failure to act on the earlier of (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Depositor shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this Section 2.06 (a)..

     Section 2.07. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRUSTEE . The Trustee represents and warrants to, as of the Date of Issuance, and covenants with the other parties hereto as follows:

          (a) Due Organization. The Trustee is a New York banking corporation validly existing and in good standing under the laws of the State of New York.

          (b) Delivery of Agreement. The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (c) Due Authorization. The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (d) Valid and Binding Obligation. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally (or against depository institutions), and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding equity or at law.

          (e) Noncontravention. The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (f) Legal Proceedings. No litigation is pending or, to the best of the Trustee's actual knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                                 ARTICLE III

                          THE POLICY; REIMBURSEMENT

     Section 3.01. ISSUANCE OF THE POLICY. The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

          (a) Payment of Initial Premium and Expenses. The Insurer shall have been paid, by the Servicer and the Transferor, that portion of a nonrefundable Premium payable on the Date of Issuance, and the Servicer shall agree to reimburse or pay directly other fees and expenses identified in Section 3.02 hereof as payable.

          (b) Transaction Documents. The Insurer shall have received a fully executed copy of the Commitment and a copy of each of the Transaction Documents, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

          (c) Certified Documents and Resolutions. The Insurer shall have received a copy of (i) the certificate or articles of incorporation and bylaws of the Servicer, the Transferor and the Depositor, (ii) the resolutions of the Transferor's and the Depositor's Board of Directors authorizing the sale of the Loans and (iii) the execution, delivery and performance by the Servicer, the Depositor and the Transferor of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Servicer, the Depositor and the Transferor (which certificate shall state that such certificate or articles of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

          (d) Incumbency Certificate. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Servicer and the Transferor certifying the names and signatures of the officers of the Servicer and the Transferor authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

          (e) Representations and Warranties; Certificate. The representations and warranties of the Servicer and the Transferor set forth or incorporated by reference in this Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance, and the Insurer shall have received a certificate of appropriate officers of the Servicer and the Transferor to that effect.

          (f) Opinions of Counsel.

               (i) The law firm of Cadwalder Wickersham & Taft and in house counsel to the Depositor, shall have issued their favorable opinions, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Depositor and the validity and enforceability of the Transaction Documents against the Depositor.

               (ii) The law firm of Cadwalder Wickersham & Taft shall have furnished its opinions, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the Loans and the tax treatment of payments on the Securities under federal and state tax laws.

               (iii) The law firm of Thacher, Proffitt & Wood shall have furnished its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Trustee and the validity and enforceability of the Transaction Documents to which it is a party against the Trustee.

               (iv) In house counsel to the Transferor and Servicer shall have delivered its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Transferor and Servicer and the validity and enforceability of the Transaction Documents to which it is a party against each of the Transferor and the Servicer.

               (v) The Insurer shall have received such other opinions of counsel, in form and substance acceptable to the Insurer and its counsel, addressing such other matters as the Insurer may reasonably request. Each opinion of counsel delivered in connection with the Transaction shall be addressed to and delivered to the Insurer.

          (g) Approvals, Etc. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders of the Servicer and the Transferor, required in connection with the Transaction.

          (h) No Litigation, Etc. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Transaction Documents or the consummation of the Transaction.

          (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

          (j) Issuance of Ratings. The Insurer shall have received confirmation that the risk secured by the Policy constitutes at least an investment grade risk by S&P and Moody's and that the Securities, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

          (k) No Default. No Default or Event of Default shall have occurred.

          (l) Additional Items. The Insurer shall have received such other documents, instruments, approvals or opinions requested by the Insurer or its counsel as may be reasonably necessary to effect the Transaction, including, but not limited to, evidence satisfactory to the Insurer and its counsel that the conditions precedent, if any, in the Transaction Documents have been satisfied.

          (m) Conform to Documents. The Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Securities conform to the terms of the Transaction Documents.

          (n) Compliance With Commitment. All other terms, conditions and requirements of the Commitment shall have been satisfied.

          (o) Satisfaction of Conditions of the Underwriting Agreement. All conditions in the Underwriting Agreement relating to the Underwriters' obligation to purchase the Securities shall have been satisfied.

          (p) Underwriting Agreement. The Insurer shall have received copies of each of the documents required to be delivered to the Underwriters pursuant to the Underwriting Agreement.

     Section 3.02.  PAYMENT OF FEES AND PREMIUM.

          (a) Legal and Accounting Fees. The Servicer and the Transferor shall pay or cause to be paid, on the Date of Issuance, legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policy and any fees of the Insurer's auditors in accordance with the terms of the Commitment. Any fees of the Insurer's auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Date of Issuance shall be paid by the Servicer and the Transferor on demand.

          (b) Premium. In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive the Premium as and when due in accordance with the terms of the Commitment (i) in the case of Premium due on or before the Date of Issuance, directly from the Servicer and the Transferor and (ii) in the case of Premium due after the Date of Issuance, first, pursuant to the PSA, and second, to the extent the amounts in subclause first are not sufficient, directly from the Servicer. For purposes of the PSA, the term "Premium Percentage" shall be 0.21% per annum. The Premium shall be calculated according to paragraph 1(a) of the Commitment for the amount due on or before the Date of Issuance and paragraph 1(b) of the Commitment for the amount due on each Distribution Date. The Premium paid hereunder or under the PSA shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity. The Servicer, the Transferor and the Trustee shall remit all payments of Premium to be made by them by wire transfer to an account designated from time to time by the Insurer by written notice to the Servicer, the Transferor and the Trustee.

     Section 3.03.  REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION.

          (a) In accordance with the priorities established in Section 6.5(b) of the PSA, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

          (b) Notwithstanding anything in Section 3.03(a) to the contrary, the Servicer and the Transferor agree to reimburse the Insurer as follows: (i) from the Transferor, for payments made under the Policy arising as a result of the Transferor's failure to repurchase any Loan required to be repurchased pursuant to Section 3.1 of the Purchase Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (ii) from the Servicer, for payments made under the Policy, arising as a result of the Servicer's failure to deposit into the Collection Account any amount required to be so deposited pursuant to the PSA together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

          (c) The Servicer and the Transferor agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed, or (iv) preparation of bound volumes of the Transaction documents; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents.

          (d) The Servicer and the Transferor agree to pay to the Insurer as follows: interest on any and all amounts described in subsections (b), (c),
     (e) and (f) of this Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 hereof from the date due until payment thereof in full, in each case payable to the Insurer at the Late Payment Rate per annum.

          (e) The Servicer and the Transferor agree to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to, the Servicer or the Transferor, respectively, including, without limitation, any amounts payable by the Servicer or the Transferor pursuant to the Securities or any other Transaction Documents.

          (f) Following termination of the PSA pursuant to Section 8.1 thereof, the Servicer agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination.

          All such amounts are to be immediately due and payable without demand.

     Section 3.04.  INDEMNIFICATION; LIMITATION OF LIABILITY.

          (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Transferor, the Servicer and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

               (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information set forth in the Offering Document under the caption "The Certificate Insurance Policy" and "the Certificate Insurer", or in the financial statements of the Insurer, including any information in any amendment or supplement to the Offering Document furnished by the Insurer in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Insurer Information"), the Underwriter Information or the Depositor Information;

               (ii) to the extent not covered by clause (i) above, any act or omission of the Transferor or the Servicer, or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Securities other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document as specified in clause (i) above;

               (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Servicer or the Transferor;

               (iv) with respect to the Transferor or the Servicer the violation by the Transferor or the Servicer of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Securities or the transactions contemplated by the Transaction Documents;

               (v) with respect to the Transferor or the Servicer the violation by the Transferor or the Servicer of any federal or state laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

               (vi) with respect to the Transferor or the Servicer the breach by the Transferor or the Servicer of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

               (vii) with respect to the  Transferor  or the Servicer the breach by the Servicer or the Transferor of any representation or warranty on the part of the Servicer or the Transferor contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder

          This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

          (b) The Transferor agrees to indemnify the Trust and the Insurer for any and all Liabilities incurred by the Trust and the Insurer due to any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Loan subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433 and under any Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss. 1602(aa).

          (c) Any party which proposes to assert the right to be indemnified under this Section 3.04(a) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Servicer or the Transferor under this Section 3.04, notify the Servicer or the Transferor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Servicer or the Transferor of the commencement thereof, the Servicer or the Transferor shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Servicer or the Transferor to such indemnified party of its election so to assume the defense thereof, the Servicer or the Transferor shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Servicer or the Transferor in accordance with the terms of this subsection (c), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Servicer or the Transferor. The Servicer or the Transferor shall not be liable for any settlement of any action or claim effected without its consent.

          (d) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Depositor and any successors thereto agree, jointly and severally, to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

               (i) any failure on the part of the Depositor to register the offer and the sale of the Securities under applicable federal or state securities laws;

               (ii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Depositor in connection with this Agreement or any other Transaction Documents to which the Depositor is a party;

               (iii) the violation by the Depositor of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Securities or the transactions contemplated by the Transaction Documents to which the Depositor is a party; provided, however, that in no event shall any provision of this subparagraph (c) cover any liabilities relating to the Offering Document, which shall be governed exclusively by the provisions of the Indemnification Agreement;

               (iv) the breach by the Depositor of any of its obligations under this Insurance Agreement or any of the other Transaction Documents to which it is a party; or

               (v) the breach by the Depositor of any representation or warranty on the part of the Depositor contained in the Transaction Documents to which it is a party or in any certificate or report furnished or delivered by the Depositor to the Securities Insurer hereunder.

          This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

          (e) Any party which proposes to assert the right to be indemnified under this Section 3.04(d) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Depositor under this
     Section 3.04, notify the Depositor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Depositor of the commencement thereof, the Depositor shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Depositor to such indemnified party of its election so to assume the defense thereof, the Depositor shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Depositor in accordance with the terms of this subsection (e), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Depositor. The Depositor shall not be liable for any settlement of any action or claim effected without its consent.

     Section 3.05. PAYMENT PROCEDURE. In the event of any payment by the Insurer, the Trustee, the Servicer and the Transferor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in Section 6.02 hereof on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

                                  ARTICLE IV

                              FURTHER AGREEMENTS

     Section 4.01. EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Servicer, the Trust, the Transferor or the Depositor or from any other source under the Transaction Documents and all amounts payable under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04 and 4.06 hereof shall survive any termination of this Insurance Agreement.

     Section 4.02.  FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

          (a) Excepting at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Servicer, the Trustee, the Transferor or the Depositor shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

          (b) To the extent permitted by law and at the Servicer's expense, the Servicer, the Trustee, the Depositor and the Transferor agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may reasonably request and as may be required in the Insurer's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

     Section 4.03.  OBLIGATIONS ABSOLUTE.

          (a) The obligations of the Servicer, the Depositor and the Transferor hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

               (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to any of the Transaction Documents, the Securities or the Policy;

               (ii) any exchange or release of any other obligations hereunder;

               (iii) the existence of any claim, setoff, defense, reduction, abatement or other right that the Servicer, the Trustee, the Transferor or the Depositor may have at any time against the Insurer or any other Person;

               (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (v)  any  payment  by  the  Insurer  under  the  Policy   against
          presentation of a certificate or other document that does not strictly comply with terms of the Policy;

               (vi) any failure of the Servicer, the Trust, the Transferor or the Depositor to receive the proceeds from the sale of the Securities; or

               (vii) any breach by the Servicer, the Trustee, the Transferor or the Depositor of any representation, warranty or covenant contained in any of the Transaction Documents.

          (b) The Servicer, the Transferor, the Depositor and any and all others who are now or may become liable for all or part of the obligations of the Servicer, the Transferor or the Depositor under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or any right of setoff or recoupment arising out of any breach under any of the Transaction Documents by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Servicer, the Trustee, the Transferor or the Depositor; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

          (c) Nothing herein shall be construed as prohibiting the Servicer, the Trustee, the Transferor or the Depositor from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

     Section 4.04.  ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

          (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Servicer, the Trustee, the Transferor or the Depositor may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer. Any assignment made in violation of this Insurance Agreement shall be null and void.

          (b) The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policy.

          (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

          (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against the Servicer, the Trustee, the Transferor or the Depositor, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee nor any Owner shall have any right to payment from any Premiums paid or payable hereunder or under the PSA or from any other amounts paid by the Servicer, the Trustee, the Transferor or the Depositor pursuant to Section 3.02, 3.03 or 3.04 hereof.

          (e) The Servicer, the Transferor, the Depositor and the Trustee agree that the Insurer shall have all rights of a third-party beneficiary in respect of the PSA and each other Transaction Document to which it is not a signing party and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of the Insurer.

     Section 4.05. LIABILITY OF THE INSURER. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

     Section 4.06. PARTIES WILL NOT INSTITUTE INSOLVENCY PROCEEDINGS. So long as this Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Depositor.

     Section 4.07. TRUSTEE, DEPOSITOR, TRANSFEROR AND SERVICER TO JOIN IN ENFORCEMENT ACTION. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Mortgage Loan, the Trustee, the Depositor, the Transferor and the Servicer agree to join in any action initiated by the Trust or the Insurer for the protection of such right or exercise of such remedy.

     Section 4.08. SUBROGATION. To the extent of any payments under the Policy, the Insurer shall be fully subrogated to any remedies against the Depositor, the Transferor or the Servicer or in respect of the Loans available to the Trustee under the PSA. The Trustee acknowledges such subrogation and, further, agrees to execute such instruments prepared by the Insurer and to take such reasonable actions, at the expense of the Insurer, as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the PSA.

                                  ARTICLE V

                              DEFAULTS; REMEDIES

     Section 5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) any representation or warranty made by the Servicer, the Trustee, the Transferor or the Depositor hereunder or under the Transaction
     Documents, or in any certificate furnished hereunder or under the Transaction Documents, shall prove to be untrue or incomplete in any material respect;

          (b) (i) the Servicer, the Transferor or the Depositor shall fail to pay when due any amount payable by the Servicer, the Transferor or the Depositor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that any Transaction Document is not valid and binding on the Servicer, the Trustee, the Transferor or the Depositor;

          (c) the occurrence and continuance of an "Event of Default" under the PSA (as defined therein)

          (d) any failure on the part of the Servicer, the Trustee, the Transferor or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer, the Trustee, the Transferor or the Depositor contained in this Insurance Agreement or in any other Transaction Document which continues unremedied for a period of 30 days with respect to this Insurance Agreement, or, with respect to any other Transaction Document, beyond any cure period provided for therein, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the Transferor or the Depositor, as applicable, by the Insurer (with a copy to the Trustee) or by the Trustee (with a copy to the Insurer);

          (e) decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or the Transferor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

          (f) the Servicer or the Transferor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Transferor or of or relating to all or substantially all of the property of either;

          (g) the Servicer or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (h) the failure of the Transferor or the Depositor to comply with, or maintain the accuracy of, the Opinion Facts and Assumptions.

     Section 5.02.  REMEDIES; NO REMEDY EXCLUSIVE.

          (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

               (i) exercise any rights and remedies under the Transaction Documents in accordance with the terms of the Transaction Documents or direct the Trustee to exercise such remedies in accordance with the terms of the Transaction Documents; or

               (ii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Servicer, the Trustee, the Transferor or the Depositor under the Transaction Documents.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in
     Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice other than such notice as may be required in this Article V.

     Section 5.03.  WAIVERS.

          (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

          (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Servicer, the Depositor, the Trustee, and the Transferor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                  ARTICLE VI

                                MISCELLANEOUS

     Section 6.01. AMENDMENTS, ETC. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. The Servicer agrees to promptly provide a copy of any amendment to this Insurance Agreement to the Trustee, S&P and Moody's. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

          (a)  To the Insurer:

               MBIA Insurance Corporation
               113 King Street
               Armonk, NY  10504
               Attention:  Insured Portfolio  Management-Structured Finance
                           (IPM-SF) (New South Home Equity Loan Trust 1999-2)
               Telecopy No.:   (914) 765-3810
               Telephone No.:  (914) 273-4545

               (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (b)  To the Transferor:

               New South Federal Savings Bank
               1900 Crestwood Boulevard
               Birmingham, AL 35210
               Attention:  Roger D. Murphree
               Telecopy No.:   (205) 951-1001
               Telephone No.:  (205) 951-4009

          (c)  To the Servicer:

               New South Federal Savings Bank
               1900 Crestwood Boulevard
               Birmingham, AL 35210
               Attention:  Roger D. Murphree
               Telecopy No.:   (205) 951-1001
               Telephone No.:  (205) 951-4009

          (d)  To the Trustee:

               The Bank of New York
               101 Barclay Street 12E
               New York, NY 10286
               Attention:  Mortgage Backed Securities Unit
               Telecopy No.:   (212)815-8727

          (e)  To the Depositor:

               Paine Webber Mortgage Acceptance Corporation IV
               1285 Avenue of the Americas
               New York NY 10019
               Attention:  John Fearey, Esq.
               Telecopy No.:   (212)713-2000
               Telephone No.:  (212)713-2841

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03. SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.04. GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

     Section 6.05.  CONSENT TO JURISDICTION.

          (a) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the transactions contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

          (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

          (c) Except as provided in Section 4.06 herein, nothing contained in this Insurance Agreement shall limit or affect the Insurer's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any party hereto or its or their property in the courts of any jurisdiction.

     Section 6.06. CONSENT OF THE INSURER. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person.

     Section 6.07. COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.08.  HEADINGS.  The  headings of Articles  and  Sections  and the
Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

     Section 6.09. TRIAL BY JURY WAIVED. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (a) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and
(b) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

     Section 6.10. LIMITED LIABILITY. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

     Section 6.11. ENTIRE AGREEMENT. The Transaction Documents and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

         [Remainder of page intentionally blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

                                        MBIA INSURANCE CORPORATION


                                        By _____________________________________
                                        Title __________________________________



                                        NEW SOUTH FEDERAL SAVINGS BANK, as
                                        Servicer


                                        By _____________________________________
                                        Title __________________________________



                                        NEW SOUTH FEDERAL SAVINGS BANK, as
                                        Transferor


                                        By _____________________________________
                                        Title __________________________________



                                        PAINE WEBBER MORTGAGE ACCEPTANCE
                                        CORPORATION IV, as Depositor


                                        By _____________________________________
                                        Title __________________________________



                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Trustee


                                        By _____________________________________
                                        Title __________________________________